                                                                    EXHIBIT 10.3


                     IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE



In re:                                     )       Chapter 11
                                           )
LOMAS FINANCIAL CORPORATION,               )       Case No. 96-1235 (PJW)
LOMAS INFORMATION SYSTEMS, INC.,           )       Case No. 96-1237 (PJW)
and LOMAS ADMINISTRATIVE SERVICES,         )       Case No. 96-1238 (PJW)
                                           )
Debtors.                                   )       Jointly Administered


                     ORDER CONFIRMING SECOND AMENDED JOINT
                CHAPTER 11 PLAN OF LOMAS FINANCIAL CORPORATION,
                   LOMAS INFORMATION SYSTEMS, INC. AND LOMAS
                ADMINISTRATIVE SERVICES, INC. DATED JULY 3.1996

         The above-mentioned debtors and debtors-in-possession, Lomas Financial Corporation ("LFC") Lomas Information Systems, Inc. ("LIS") and Lomas Administrative Services, Inc. ("LAS," together with LFC and LIS, the "Debtors"), having filed the Second Amended Joint Chapter 11 Plan of LFC, LIS and LAS (the "Plan")(1) in accordance with Section 1121 of the United States Code, as amended (the "Bankruptcy Code"), on July 3.1996; the Debtors having filed their First Amended Disclosure Statement for the Plan on July 3, 1996 (the "Disclosure Statement"); hearings to consider the adequacy of the Disclosure Statement having been held on June 26, July 2 and July 3, 1996; the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") having approved the Disclosure Statement by order entered on July 5, 1996 (the "Disclosure Statement Order"); the


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         (1)All capitalized terms used herein, and not otherwise defined shall have the respective meanings assigned to them in the Plan.

Disclosure Statement Order having established procedures for the solicitation and the tabulation of votes on the Plan, having set deadlines for objecting to the Plan and having set August 28, 1996, at 9:30 a.m., Wilmington, Delaware, as the date and the time for commencement of the hearing pursuant to Section 1129 of the Bankruptcy Code to consider confirmation of the Plan (the "Confirmation Hearing"); the Bankruptcy Court having approved the amendment of the procedures established by the Disclosure Statement Order to permit holders of Claims to change their votes prior to the Voting Deadline by order entered on August 16, 1996; the solicitation of acceptances from holders of Claims entitled to vote on the Plan having been made within the time and in the manner required by the Disclosure Statement Order; the ballots on acceptance or rejection of the Plan having been received and tabulated by Logan & Company, as ballot agent; affidavits of service reflecting that service has occurred in accordance with the procedures established by the Disclosure Statement Order having been filed; the Confirmation Hearing having been held on October 4, 1996; and, after due deliberation, the Bankruptcy Court makes the following findings of fact and conclusions of law:(2)

------------------
         (2) This Order constitutes the Bankruptcy Court's findings of fact and conclusions of law under Fed. R. Civ. P. 52. as made applicable by Rules 7052 sad 9014 of the Federal Rules of Bankruptcy Procedure. Any finding of fact shall constitute a finding of fact even if it is stated as a conclusion of law and any conclusion of law shall constitute a conclusion of law even if it is stated as finding of fact when necessary and appropriate.





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
                    FINDINGS OF FACT AND CONCLUSIONS OF LAW:

         1. The Bankruptcy Court may exercise subject matter jurisdiction over confirmation of the Plan pursuant to 28 U.S.C. Sections 157(a) and 1334(b). This is a core proceeding pursuant to 28 U.S.C. Section 157(b)(2)(L). The Debtors were and are qualified to be debtors under Section 109 of the Bankruptcy Code. Venue of these proceedings in this district is proper pursuant to 28 U.S.C. Section 1408 and 28 U.S.C. Section 1409.

         2. Due, sufficient and adequate notice of the Plan and the Confirmation Hearing, together with the deadlines for voting on, and filing objections to, the Plan has been given to all known holders of Claims in accordance with the procedures established by the Disclosure Statement Order.

         3. The solicitation by the Debtors of votes on the acceptance or the rejection of the Plan was made in accordance with Sections 1125 and 1126 of the Bankruptcy Code, Rules 3017 and 3018 of the Federal Rules of Bankruptcy Procedure (the "Bankruptcy Rules"), the procedures established by the Disclosure Statement Order and all other applicable provisions of the Bankruptcy Code.

         4. The procedures by which the ballots (a) were distributed to holders of Claims against the Debtors and (b) were tabulated, were fair, properly conducted and in accordance with the Bankruptcy Code and the Bankruptcy Rules.

         5. As evidenced by the Declaration by Kathleen M. Logan, President of Logan & Company, Inc., dated September 17, 1996, which certifies the method and the results of the ballot tabulation, at least two-thirds in amount and more





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
than one-half in number of the holders of Allowed Claims in each of LFC Classes 1, 2, 3 and 4, LIS Classes 1, 2 and 3 and LAS Classes 1, 2 and 3 who timely and properly submitted ballots accepted the Plan.

         6. The holders of the LFC Class 5 Claims, LIS Class 4 Claims and LAS Class 4 Claims, all of which holders are (a) Debtors, (b) Lomas Mortgage USA, Inc. ("LMUSA," another debtor and debtor-in-possession and a subsidiary of LFC). (c) subsidiaries of the Debtors or (d) subsidiaries of LMUSA, have agreed to accept the treatment provided in the Plan and are deemed to have accepted the Plan.

         7. LFC, as the only holder of LIS Class 5 Interests, is deemed to have accepted the Plan because LFC proposed and approved the Plan.

         8. Other than the holders of LFC Class 6 Interests, which are to receive no distribution under the Plan and are deemed to have rejected the Plan pursuant to Section 1126(g) of the Bankruptcy Code, each impaired Class of Claims and Interests has, therefore, voted to accept or has been deemed to have accepted the Plan in accordance with Sections 1124 and 1126 of the Bankruptcy Code.

         9. Administrative Claims, Priority Tax Claims, LFC Class A Claims, LIS Class A Claims, LAS Class A Claims and LAS Claim 5 Interests are not impaired under the Plan and, therefore, are deemed to have accepted the Plan pursuant to Section 1126(f) of the Bankruptcy Code.

         10. The modifications to the Plan proposed by the Debtors at or prior to the Confirmation Hearing have been reviewed and consented to by the counsel to the Statutory Committee of Unsecured Creditors of LFC (the "LFC





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Creditors' Committe"). Such modifications do not materially adversely affect the treatment of any holder of any Claim against, or any Interest in, the Debtors. Therefore, in accordance with Section 1127 of the Bankruptcy Code and Bankruptcy Rule 3019, the Plan is deemed to have been accepted by all holders who have previously accepted the Plan.

         11. The Plan complies with all of the requirements of Section 1123 of the Bankruptcy Code.

         12. The Plan complies with all of the requirements of Section 1129(a) of the Bankruptcy Code with the exception of Section 1129(a)(8).

         13. The Plan satisfies the provisions of Section 1129(b) of the Bankruptcy Code because the Plan does not discriminate unfairly, and is fair and equitable with respect to LFC Class 6 Interests, the only Class that is impaired under, and has not accepted, the Plan, because, among other things, LFC Class 6 is the most junior class under the Plan and, therefore, no holder of an interest junior to the LFC Class 6 Interests will receive or retain any property under the Plan on account of such junior interest.

         14. The record established at the Confirmation Hearing establishes that all conditions precedent to the confirmation of the Plan (a) have been satisfied, (b) have been waived pursuant to the Plan or (c) are concurrently satisfied by the entry of this Order.

         15. The appointment of each of the following individuals identified by the LFC Creditors' Committee pursuant to the Plan to serve as the members of the





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
Reorganized Board and as the principal executive officers of Reorganized LFC is hereby approved as being in the best interests of the Debtors and their creditors, equity security holders, employees, and other parties in interest:

         John Kneafsey                  Chief Executive Officer and
                                        Sole Director from October
                                        5, 1996 until the Effective
                                        Date of the Plan; thereafter
                                        Chairman of the Board of
                                        Directors and Chief Executive Officer

         W. Joseph Dryer                President

         Eric M. Bodow                  Director from and after the
                                        Effective Date

         James D. Kemp                  Director from and after the
                                        Effective Date

         Matthew S. Metcalfe            Director from and after the
                                        Effective Date

         Frank Ryan                     Director from and after the
                                        Effective Date

         The compensation of any officer/insider (namely, W. Joseph Dryer) has been fully disclosed.

         16. The provision by the LFC Creditors' Committee of the following new names for Reorganized LFC and its subsidiaries pursuant to the Plan is hereby approved:



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
OLD NAME                                    NEW NAME

Lomas Financial Corporation                 Siena Holdings, Inc.

Lomas Information Systems, Inc.             Siena Information Services, Inc.

Lomas Administrative Services. Inc.         Siena Administrative Services, Inc.

Lomas Marketing Services, Inc.              Siena Marketing Services, Inc.

Lomas Housing Management, Inc.              Siena Housing Management, Inc.

Lomas Management, Inc.                      Siena Management, Inc.

Lomas Investment Properties, Inc.           Siena Investment Properties, Inc.

         17. The Debtors will have, immediately upon the effectiveness of the Plan, sufficient cash to make all payments required to be made on the Effective Date pursuant to the terms of the Plan.

         18. Pursuant to Section 6.2 of the Plan, the LFC Creditors' Committee has waived the condition precedent to Confirmation set forth in
Section 6.1(c) of the Plan.

         19. Pursuant to the election of the LFC Creditors' Committee as contemplated by the definition of "Effective Date" in the Plan, the Effective Date shall not occur until the following conditions have been satisfied or have been waived by the LFC Creditors' Committee: (a) Reorganized LFC has enough cash to provide at least $3.0 million of working capital, (b) Reorganized LFC has enough cash to transfer $2.5 million to fund the administration of the LFC Litigation Trust, (c) the LFC Litigation Trustee accepts the trust and the terms of the LFC Litigation Trust Agreement, (d) the trustee of MSP shall have turned over or been ordered to turn over to LFC, for the benefit of its creditors, the assets held in the MSP, (e)





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
arrangements are in place, satisfactory to the LFC Creditors' Committee, regarding access to all LFC, LAS, LIS and LMUSA documents and for the provision by Reorganized LMUSA employees of support services reasonably required by Reorganized LFC and (f) appropriate directors and officers insurance is in place.

                                     RELIEF

         Finding that the Plan is confirmable based on the foregoing Findings of Fact and Conclusions of Law, the Bankruptcy Court ORDERS THAT:

         1. The Plan is hereby modified to the limited extent set forth on Exhibit A to this Order.

         2. Plan, as modified to the limited extent set forth on Exhibit A to this Order, is hereby confirmed in accordance with Section 1129 of the Bankruptcy Code.

         3. Each and every objection to confirmation of the Plan, to the extent not resolved pursuant to the modification of the Plan as set forth on Exhibit A or withdrawn, is hereby overruled for the reasons set forth on the record of the Confirmation Hearing.

         4. On the Effective Date, except as otherwise expressly provided in the Plan or this Order, each Reorganized Debtor shall be vested with all property of its predecessor's Estate free and clear of all Claims, liens, encumbrances, charges, Interests and other interests of any kind or nature of claimants, equity security holders or any other entities arising on or before the Effective Date, and, except as otherwise





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expressly set forth herein or in the Plan, each Reorganized Debtor may operate its business free of any restrictions imposed by the Bankruptcy Code.

         5. Pursuant to 11 U. S. C. Section 1146(c), the issuance, transfer or exchange of a security under the Plan or the making or delivery of an instrument of transfer under the Plan (including all transfers made under any Intercompany Claims settlement or any transfer among the Joint Debtors) shall not be taxed under any state or local law imposing a stamp tax or similar tax.

         6. The Reorganized Debtors shall continue to provide all retiree benefits (as defined in Section 1114 of the Bankruptcy Code) at the level established pursuant to Section 1114(e)(1)(B) or (g) of the Bankruptcy Code, for the duration of the period LFC has obligated itself to provide such benefits, subject to any right to amend, modify or terminate such benefits, under the applicable plan or applicable non-bankruptcy law.

         7. The rights afforded in the Plan and the treatment of all Claims and Interests therein shall be in exchange for and in complete satisfaction, discharge and release of all Claims and Interests of any nature whatsoever, against the Estates. Except as otherwise expressly provided herein or in the Plan, this Order, provided that the Effective Date shall have occurred, discharges all Claims and terminates all Interests to the fullest extent authorized or provided for by the Bankruptcy Code, including, without limitation, to the extent authorized or provided for by Sections 524 and 1141 thereof. Therefore, on and after the Effective Date, all holders of Claims and Interests shall be precluded from asserting against any of the Debtors, the





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
Reorganized Debtors, any of their successors, and any of their respective assets or properties, any Claims or Interests based on any act or omission, transaction or other activity of any kind or nature that occurred prior to the Effective Date, and each holder of a Claim or Interest and all of the holder's successors and assigns are hereby permanently enjoined, from enforcing or seeking to enforce any such Claims or Interests against any of the Debtors, the Reorganized Debtors, any of their successors, or any of their respective assets or properties; provided, however, all obligations under the Plan may be enforced.

         8. The provisions of this Order and the Plan shall bind all holders of Claims against, and Interests in, the Debtors, whether or not such holder has accepted the Plan.

         9. As set forth herein and in the Stipulation and Agreed Order, among Great American Reserve Company ("Great American"), "LMUSA, LFC, the LMUSA Creditors' Committee and the LFC Creditors' Committee, which was entered by the Court on September 20, 1996, neither this Order nor the Plan shall or shall be deemed to discharge, enjoin, impair, eliminate, prejudice, enhance, affect, restrict or limit Great American's asserted rights of offset, setoff, recoupment, and the other rights, claims and defenses asserted in Great American's proof of secured claim.

         10. Within five (5) business days of the date of the entry of this Order, the Debtors shall mail to all record holders of Claims against, or Interests in, any of the Debtors as of July 3, 1996 a copy of the Notice of Entry of Confirmation





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Order in substantially the form attached hereto as Exhibit B, in full and final satisfaction of the Debtors' obligations pursuant to Bankruptcy Rules
2002(f)(7) and 3020(c), and no further notice of any kind shall be necessary.

         11. Due, proper, timely and sufficient notice of the Confirmation Hearing and the opportunity to object to confirmation of the Plan has been given to the Debtors' creditors, equity security holders and other parties in interest in accordance with the Bankruptcy Code, the Bankruptcy Rules and the local rules of the Bankruptcy Court.

         12. All actions contemplated in the Plan are authorized and approved, subject to the provisions of the Plan. All matters provided for in the Plan involving the corporate structure of the Debtors or the Reorganized Debtors in connection with the Plan shall be deemed to have occurred and be in effect on and as of the Effective Date, without any requirement of further action by the equity security holders or directors of the Debtors or the Reorganized Debtors. On or as soon as practicable after the Effective Date, the appropriate officers of each Reorganized Debtor and members of the Reorganized Board of such Reorganized Debtor are authorized to issue, execute and deliver the agreements, documents, securities and instruments contemplated by the Plan in the name and on behalf of such Reorganized Debtor.





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
         13. On the Effective Date, all securities, instruments, documents and agreements authorized, issued or entered into pursuant to the Plan, including, without limitation, the New LFC Common Stock and the LFC Litigation Trust shall be effective, legally binding and enforceable on the parties thereto in accordance with their respective terms and conditions without the requirement of any further action by the equity security holders or directors of the Debtors or the Reorganized Debtors, and shall be deemed to have become effective simultaneously.

         14. All trustees and agents provided for under the Plan and the above mentioned securities, instruments, documents and agreements are hereby approved.

         15. On and after the Effective Date, all assets of each Reorganized Debtor may be used to operate such Reorganized Debtor's business. Any distributions in respect of prepetition Claims are enjoined except as provided for under the Plan.

         16. Any unexpired lease or executory contract of any of the Debtors which as of the date hereof has not been assumed or been the subject of a pending motion to assume, is hereby deemed rejected pursuant to Section 365 of the Bankruptcy Code.

         17. Any Claim for damages arising by reason of the rejection of any executory or unexpired lease under the Plan may constitute a claim if, but only if, a proof of claim therefor shall be (or shall have been) timely filed with the Clerk of the Court or such other party as this Court may direct (or shall have





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
previously directed) no later than sixty (60) days after the service of written notice of such rejection.

         18. Except as otherwise provided in this Order, the Debtors may file within one hundred and eighty (180) days from the date of this Order any and all objections to the allowance of any Claim not heretofore objected to, and shall bring\on such objections or applications for hearing within two hundred and twenty (220) days from the date of this Order, without prejudice to the right of the Debtors to seek an extension of such deadline.

         19. Effective as of the Effective Date, the Debtors are deemed to have transferred and assigned to the LFC Litigation Trust governed by the LFC Litigation Trust Agreement any and all claims, rights, or causes of action that constitute property of the Estates or of the Debtors, whether arising under the Bankruptcy Code or under nonbankruptcy law (including all books, records, privileges and defenses relating thereto), including, without limitation, all rights of setoff and rights under Section 502(d) of the Bankruptcy Code and all avoiding power actions under the Bankruptcy Code, including without limitation Sections 544, 545, 547, 548, 549, 550 and 553 thereof, or under applicable nonbankruptcy law as applied through Section 544(b) of the Bankruptcy Code, other than Intercompany Claims and other than any asset or interest owned or held by any of the Debtors as reflected in its Confirmation Date balance sheet and otherwise reflected in LFC's financial statements and accompanying notes, such as claims under notes, debentures, nursing home contracts, other contracts, excess benefit plan assets, MSP/rabbi trust





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
fund assets, stock or other securities or partnership interests. The LFC Litigation Trust shall be deemed not to be the same entity as any of the Debtors or a successor to any of the Debtors, but only the assignee of the assets transferred to the LFC Litigation Trust.

         20. Any and all postpetition claims relating to the administration of the Chapter 11 case against any and all of the Debtors and its directors, officers, employees, and Professionals, or the LFC Creditors' Committee and its members and Professionals, may be brought only in the Bankruptcy Court.

         21. To effectuate a settlement of the Intercompany Claims that may be approved by the Bankruptcy Court, the LFC Litigation Trust shall have the right and power, but not any duty, to enter into an agreement with the LMUSA Litigation Trust to combine and to coordinate the prosecution of claims, or to merge with the LMUSA Litigation Trust in a manner that carries out the settlement of the Intercompany Claims without further notice or order. If such settlement occurs before the Effective Date, the LFC Litigation Trust Agreement may be amended to effectuate the foregoing.

         22. On the Effective Date, Reorganized LFC shall transfer to the LFC Litigation Trust $2.5 million to fund the administration of the LFC Litigation Trust, unless different arrangements have been entered into pursuant to paragraph 21 before the Effective Date. Without further notice or order, the LFC Litigation Trust may transfer some or all of (a) the $2.5 million described above and (b) the $1.5 million to be transferred to the LFC Litigation Trust after a working capital reserve at the





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
level required by the Plan has been initially funded, to any trust created pursuant to paragraph 21 of this Order, if consistent with the settlement of the intercompany Claims.

         23. Each Debtor and Reorganized Debtor and each of their respective subsidiaries (collectively, the "LFC Companies") shall furnish copies of or access to all records and documents in its possession and/or control owned jointly with LFC or owned individually by LMUSA, Reorganized LMUSA or any of LMUSA's subsidiaries (collectively, the "LMUSA Companies") to LMUSA, Reorganized LMUSA or their authorized agents. Each of the LMUSA Companies shall furnish copies of, or access to, all records and documents in its possession and/or control owned jointly with LMUSA or owned individually by the LFC Companies to LFC, Reorganized LFC or their authorized agents. In addition, subject to defenses available under the Federal Rules of Civil Procedure, each of the LFC Companies shall provide to the LMUSA Companies, and each of the LMUSA Companies shall provide to the LFC Companies or, in either case, to their authorized agents, discovery of all past records of each in their possession and/or control that are relevant to negotiation, resolution, mediation or litigation of the Intercompany Claims. Each of the LFC Companies and the LMUSA Companies shall cause its officers, employees, accountants and (subject to any applicable attorney-client privilege) attorneys to cooperate with respect to the foregoing.

         This Court shall retain jurisdiction over issues relating to the foregoing matters up through and including the resolution of Intercompany Claims.





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
         24. Reorganized LFC shall hold its Non-Reorganization Assets in LFC Creditors' Trust pursuant to and in compliance with the provisions of
Section 7.16 of the Plan pending their disposition and/or distribution to creditors in accordance with the terms of the Plan. For federal tax purposes, the Non-Reorganization Assets shall be deemed to have been transferred on the Effective Date to the creditors entitled to cash distributions pursuant to
Section 4.3 of the Plan and immediately retransferred to Reorganized LFC as trustee. Such creditors are to be treated as grantors of the trust and are deemed to be the owners of the trust assets. Creditors and stockholders of Reorganized LFC, who become such after the Effective Date (other than holders of Claims with respect to those Claims as provided for herein and in the Plan), shall have no rights to, or interests in, such trust assets under any circumstances, including, without limitation, the subsequent liquidation or reorganization of Reorganized LFC, both prior to and following the bankruptcy of Reorganized LFC.

         25. Effective as of the Effective Date, all evidences of Claims or Interests against a Debtor that are impaired under the Plan, including, without limitation, any Old Common Stock or Public Debt Securities of such Debtor (and any liens, securities, instruments, documents or agreements created or entered into in connection therewith), and any other liens, securities, instruments, documents and agreements, in each case, are deemed released, cancelled and terminated, and the obligations of such Debtor relating to or arising under, in respect of or in connection with such liens, securities, instruments, documents or agreements shall be cancelled,





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
extinguished and discharged; provided, however, that valid notes and other valid evidence of such Claims represent the right, enforceable against the relevant Reorganized Debtor, to participate in distributions provided for by the Plan. The Debtors shall notify the appropriate transfer agent or agents of the distribution to be made to holders of record of LFC Senior Convertible Notes on the record date and request such transfer agent or agents to maintain such records. Except as expressly required by the Plan, the Debtors are not permitted to, and shall not, make any payment in respect of a Claim that is discharged by the Plan.

         26. From and after the Effective Date, the Bankruptcy Court shall retain exclusive jurisdiction over the Reorganization Cases, the LFC Creditors' Trust, Reorganized LFC, Reorganized LIS and LAS for the following purposes: (a) to determine requests for payment of Claims entitled to priority under Section 507(a)(1) of the Bankruptcy Code and applications for allowance of compensation and reimbursement of expenses of the Professionals and any other fees and expenses authorized to be paid or reimbursed under the Bankruptcy Code or the Plan. (b) to determine all controversies, suits and disputes regarding interpretation and implementation of the Plan, (c) to enter orders in aid of execution of the Plan, including as authorized by Section 1142 of the Bankruptcy Code, (d) to consider any modifications of the Plan to cure any defect or omission in the Plan, and to reconcile any inconsistency in any order of the Bankruptcy Court or between any such order and the Plan, (e) to determine applications, adversary proceedings and contested matters pending on the Effective Date or commenced after the Effective Date as contemplated in the Plan, (f) to allow, disallow, estimate, liquidate or determine any Claim, and to enter or enforce any order requiring the filing of any such Claim before a particular date, (g) to authorize examinations pursuant to Rule 2004 of the Bankruptcy Rules and to continue such orders entered by this Court during the Reorganization Cases, (h) to determine pending applications for the rejection of executory contracts or unexpired leases, or for the assumption or assignment of executory contracts or unexpired leases, and to hear and determine, and if need be to liquidate, any and all Claims arising from rejection, assumption or assignment of any executory contract or unexpired lease, (i) to determine any actions or controversies described in
Section 7.13 of the Plan, (j) to ensure that distributions to holders of Claims are accomplished as provided in the Plan, in the LFC Litigation Trust and in the Intercompany Claims Agreement, if any, (k) to hear and determine any disputes or issues involving the administration of the LFC Litigation Trust, including but not limited to any disputes or issues between Reorganized LFC and the LFC Litigation Trustee, (l) to oversee the continuation of the escrow created pursuant to Section 8 of the Stipulation and Order Pursuant to Sections 363(b). 502, 506(a) and 506(c) of the Bankruptcy Code and Rules 2002, 4001(d), 3012 and 6004 of the Federal Rules of Bankruptcy Procedure Concerning Establishment of Auction Procedures, Allocation of Auction Proceeds, Fixing, Allowance and Treatment of Travelers' Secured and Unsecured Claims, Waiver and Release of Claims against Travelers and Other Matters, ordered and approved on May 31, 1996, which concerned the proceeds of the sale of the Campus Properties as defined therein; which escrows shall continue until the funds are distributed in accordance with the terms of the respective stipulations, (m) to determine such other matters as are set forth herein or as may arise in connection with the Plan or this Order, (n) to determine all claims under Section 9.1 (c) of the Plan and (o) to determine any and all disputes between and among any and all of LFC, Reorganized LFC, the LFC Creditors' Committee and the Post Confirmation Committee (as defined below) with respect to the Intercompany Claims, (p) to determine all actions against any and all officers of the Court, including Professionals retained pursuant to Court order, for any and all acts or omissions in connection with the Chapter 11 cases and (q) to enter a final decree closing the Reorganization Cases. The Bankruptcy Court shall also retain jurisdiction over all actions and proceedings commenced by the LFC Litigation Trustee to the extent appropriate under applicable bankruptcy law.

         27. If the Bankruptcy Court abstains from exercising or declines to exercise jurisdiction, or is otherwise without jurisdiction over any matter arising under, arising in or related to the Reorganization Cases, including the matters set forth in the preceding paragraph, this Order shall not prohibit or limit the exercise of jurisdiction by any other tribunal having competent jurisdiction with respect to such matter.

         28. The appointment of the LFC Creditors' Committee shall terminate on the Effective Date; provided, however, that the LFC Creditors' Committee shall survive post confirmation ("Post Confirmation Committee") to negotiate, resolve, mediate or litigate Intercompany Claims on behalf of the Debtors and Reorganized Debtors, and advising the Reorganized Board of LFC with respect thereto.

         29. The Effective Date of the Joint Chapter 11 Plan shall not occur until the conditions described in paragraph 19 of the Findings of Fact and Conclusions of Law above have been satisfied or have been waived by the LFC Creditors' Committee.

         30. Substantial consummation of the Plan shall not have occurred until the Intercompany Claims shall have been provided for pursuant to Section
6.3 of the Plan and the first distribution is made to holders of LFC Class 3 Claims.

         31. Any Person seeking an allowance of final compensation or reimbursement of expenses for professional services rendered in relation to this Chapter 11 Case, pursuant to Sections 327, 328, 330, 331, 502(b) or 1103 of the Bankruptcy Code, shall file with the Bankruptcy Court an application for allowance of final compensation for services rendered and reimbursement of related expenses and serve the same on (a) counsel of record for the Debtors, James L. Patton, Esq., Young, Conaway, Stargatt & Taylor, 11th Floor, Rodney Square North, P.O. Box 391, Wilmington, Delaware 19801-0391 and Robert J. Levine, Esq., Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017; (b) counsel of record for the LMUSA Creditors' Committee. Neil B. Glassman, Esq., Bayard Handeleman & Murdoch, P.A., 902 Market Street, 13th Floor, P.O. Box 25130, Wilmington, Delaware 19899 and Martin J. Bienenstock, Esq., Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, New York 10153,
(c) counsel of record
to the LFC Creditors' Committee, Hugh M. Ray, Esq., Andrews & Kurth LLP, 600 Travis Street, 4200 Texas Commerce Tower, Houston, Texas 77002, Peter S. Goodman, Esq., Andrews & Kurth, L.L.P., 425 Lexington Avenue, New York, New York 10017, and Jeffrey C. Wisler, Esq., Williams, Hershman & Wisler, P.A., Suite 600, One Commerce Center, Twelfth and Orange Streets, P.O. Box 511, Wilmington, Delaware 19899-0611, and (d) John McLaughlin, Esq., Office of the United States Trustee for the District of Delaware, 601 Walnut Street, Curtis Center, Suite 905-W, Philadelphia, Pennsylvania 19106, by 4:30 p.m. Eastern Daylight Time on November 15, 1996. Any such claim that is not flied within this time deadline shall be forever barred.

         32. Reorganized LFC shall not sell or otherwise dispose of any specific asset as to which the LMUSA Creditors' Committee asserts ownership in a writing delivered to the LFC Creditors' Committee's attorneys on or before October 10, 1996, or that was otherwise previously specifically identified by the Debtors in the Disclosure Statement as a disputed asset (in which case written notice need not be given) without providing at least five (5) business days prior written telecopy notice to the LMUSA Creditors' Committee.

         33. The failure to reference any particular provision of the Plan in this Order shall have no effect on the binding effect, enforceability or legality of such provisions and such provisions shall have the same binding effect, enforceability or legality as every other provision of the Plan.

                          DATED this 4th day of October, 1996 at 11:10 a.m.


                            /s/ PETER J. WALSH
                            ---------------------------
                                  PETER J. WALSH
                                  UNITED STATES BANKRUPTCY JUDGE

                                                                      EXHIBIT A

-----------------------------------------------------------------------------------------------------------------------------------

                                            MODIFICATIONS TO SECOND AMENDED JOINT CHAPTER 11 PLAN
-----------------------------------------------------------------------------------------------------------------------------------
                               MODIFICATION                                                     REASONS FOR MODIFICATION
-----------------------------------------------------------------------------------------------------------------------------------

The definition of "LFC DISTRIBUTABLE CASH" is amended to read in           o    to provide for the fact that on the Effective Date
full as follows:                                                                insufficient funds may be available to Reorganized
                                                                                LFC to fund the various reserves (because the
         "'LFC DISTRIBUTABLE CASH' means (a) on the Effective                   proceeds of the rabbi trust may not have been
Date, all cash of LFC, after giving effect to (i) a payment, if                 received if the LFC Creditors' Committee waives
any, or other transfer, if any, by LFC into the Intercompany                    the related conditions to effectiveness) and to
Claims Reserve, if any, (ii) appropriate reserves for                           allow the LFC Creditors' Committee or Reorganized
Administrative Claims, Priority Claims, Secured Claims and                      LFC to determine the amount of the working capital
Convenience Unsecured Claims, (iii) the amount placed in the LFC                reserve until initial distributions are made in
Litigation Trust pursuant to SECTION 7.13 and (iv) a reserve for                respect of several unsecured claims
working capital equal to an amount specified by the LFC
Creditors' Committee or, after the Effective Date, Reorganized
LFC, in writing to the Bankruptcy Court before the date of the initial distribution pursuant to SECTION 7.5(a) and (b) after the
Effective Date, subject to completion of the funding of all
reserves specified in clause (a)(i), (a)(ii) and (a)(iv) above and the making of the payment specified in clause (a)(iii) above, all subsequently received net cash proceeds from the disposition of, or net income on, Non-Reorganization Assets of LFC or
Reorganized LFC, and all cash subsequently distributed to
Reorganized LFC from the Intercompany Claims Reserve or the LFC
Litigation Trust."
-----------------------------------------------------------------------------------------------------------------------------------
Section 4.14 is amended by replacing the word "2" on line 2 with           o    to correct a typographical error
the word "3"
-----------------------------------------------------------------------------------------------------------------------------------
Section 7.5(b) is amended by replacing the last word "7.5(b)"              o    to correct a typographical error
with the word "7.5"
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Section 7.9 is amended by inserting "(b)" before the existing text and adding a       o to provide for a change in governance of
new paragraph (a) reading as follows:                                                   LFC soon after Confirmation pending the
                                                                                        satisfaction of the conditions to the
     "(a) From and after October 5, 1996 until the Effective Date, the board of         Effective Date
directors of each of Reorganized LFC and Reorganized LIS shall consist of a single director designated by the LFC Creditors' Committee and disclosed to the
Bankruptcy Court at or prior to the Confirmation Hearing, as successor to the then current Debtor's board of directors. The Chief Executive Officer of
Reorganized LFC for such period shall be an individual designated by the LFC
Creditors' Committee and disclosed to the Bankruptcy Court at or prior to the
Confirmation Hearing. Arrangements regarding compensation of such officer and director shall be agreed upon between such director and officer and the LFC
Creditors' Committee. Such director and officer shall be deemed elected as of
October 5, 1996 pursuant to the Confirmation Order. Those officers and directors not continuing in office shall be deemed removed therefrom as of
October 5, 1996 pursuant to the Confirmation Order. This provision is subject to Reorganized LFC obtaining appropriate officers' and directors' insurance and does not take effect until such insurance is effective and, in that event, the date of the deemed election and removal referred to above shall be the effective date of the insurance."
-----------------------------------------------------------------------------------------------------------------------------------
Section 7.13 is amended (i) by inserting at the end of the first paragraph the        o to clarify that the transfer of third party
following sentence:                                                                     claims to the LFC Litigation Trust does not
                                                                                        affect the Reorganized Debtors' rights of
"Notwithstanding the foregoing, the Debtors shall retain their rights of setoff         offset against such third parties or their
and their rights under Section 502(d) of the Bankruptcy Code to the extent, and         rights to disallow such third parties'
only to the extent, necessary to defend against a Claim by any person against           claims pursuant to Section 502(d) of the
whom claims, rights or causes of action are assigned to the LFC Litigation              Bankruptcy Code until such third parties
Trust pursuant to the preceding sentence."                                              pay amounts for which they are liable to
                                                                                        the Debtors in the case of (i), to reflect
(ii) by replacing the number "2" on line 11 with the number "4",                        LFC Creditors' Committee election in the
                                                                                        case of (ii), to clarify that the creditors
(iii) by deleting the words "for distribution to holders of LFC Class 3 Claims          of LIS and LAS may be beneficiaries of the
in accordance with SECTION 4.3 AND 7.5" at the end of the paragraph and                 Trust under the Plan in the case of (iii)
inserting "Reorganized LFC will be responsible for distribution of any such Net         and to correct a typographical error in
Proceeds to the holders of Allowed LFC Class 3 Claims, Allowed LIS Class 3              the case of (iv)
Claims or Allowed LAS Class 3 Claims in accordance with SECTION 7.5 of the
Plan."

and (iv) by replacing in subsection (c) the word "LIS" with the word "LFC"
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Section 7.16 is amended to inserting after the word              o    to facilitate the funding of reserves as described
"hereof" on line 4 the following:                                     above in the modification to "LFC Distributable
                                                                      Cash"
"or their use to satisfy the initial funding
requirements described in paragraph (b) of the
definition of "LFC Distributable Cash" in Section 1.2
above"
-----------------------------------------------------------------------------------------------------------------------------------
Section 9.5 is amended by replacing the word                     o    to correct a typographical error
"1114(c)(1)(B)" with "1114(e)(1)(B)"
-----------------------------------------------------------------------------------------------------------------------------------

                                   MODIFICATIONS TO EXHIBIT A-1 TO JOINT CHAPTER 11 PLAN
                                       (RESTATED CERTIFICATE OF INCORPORATION)
-----------------------------------------------------------------------------------------------------------------------------------
                        MODIFICATION                                             REASONS FOR MODIFICATION
-----------------------------------------------------------------------------------------------------------------------------------
The Heading and the Preamble are amended by replacing the           o    to reflect information supplied by LFC Creditors'
words "[NAME OF REORGANIZED LFC]" with the words "SIENA                  Committee pursuant to Section 6.1 (b) of the Plan
HOLDINGS, INC."
-----------------------------------------------------------------------------------------------------------------------------------
Paragraph 2 on line 1 and Paragraph 4 on line 4 are amended         o    to reflect information supplied by LFC Creditors'
by replacing the words "[Name of Reorganized LFC]" with the              Committee pursuant to Section 6.1 (b) of the Plan
words "Siena Holdings, Inc."
-----------------------------------------------------------------------------------------------------------------------------------
The Fourth Article of Paragraph 4 is amended by replacing           o    to change number of shares of Common Stock the
the number "4,000,000" with the number "16,000,000" and by               corporation may issue pursuant to request of LFC
replacing the number "3,000,000" with the number                         Creditors' Committee
"15,000,000"
-----------------------------------------------------------------------------------------------------------------------------------
The first paragraph of the Fifth Article of Paragraph 4 is          o    to change the minimum number of directors required for
amended by replacing the words "five (5)" with the words                 the Board of Directors pursuant to request of LFC
"three (3)"                                                              Creditors' Committee
-----------------------------------------------------------------------------------------------------------------------------------
The second paragraph of the Fifth Article of Paragraph 4 is         o    to reflect language requested by LFC Creditors'
amended to read in full as follows:                                      Committee

         "At any time after the first anniversary of the
effective date of the Corporation's Chapter 11 Plan and
prior to the earlier to occur of (i) the third anniversary
of the effective date of the Corporation's Chapter 11 Plan
and (ii) the first stockholder's meeting of the Corporation, if the Corporation has not identified one or more
individuals or entities who are willing to invest in the
Corporation cash or assets that have a value of at least 35%
of the then current value of the assets of the Corporation
in exchange for authorized but previously unissued shares of
Common Stock of the Corporation in an amount not to exceed
49% of the total number of shares of Common Stock of the
Corporation outstanding (after taking such new issuance into account), the Board of Directors may, in accordance with
Section 303 of Delaware Law but without the necessity of any vote by the stockholders, adopt a plan of liquidation for
the Corporation, and take the appropriate steps to
effectuate such plan of liquidation in accordance with
applicable law."
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                          MODIFICATION                                                   REASONS FOR MODIFICATION
-----------------------------------------------------------------------------------------------------------------------------------
Paragraph (b) of the Fifth Article of Paragraph 4 is amended           o    to add names and addresses of directors provided by LFC
to insert at the end thereof the following:                                 Creditors' Committee pursuant to Section 6.1 (b) of the
                                                                            Plan
          John Kneafsey
          25 Sutton Place South
          New York, New York 10022

          Eric Bodow
          Sagner/Marks, Inc.
          43 New England Drive
          Lake Hiawatha, New Jersey 07034

          Matthew  S. Metcalfe
          Airland Corporation
          56 St. Francis Street
          P.O. Box 2903
          Mobile, Alabama 36652-2903

          James D. Kemp
          Kemp Consulting
          Suite 3006
          10641 Steppington Drive
          Dallas, Texas 75230

          Frank Ryan
          20 Sunset Boulevard
          Houston, Texas 77005
-----------------------------------------------------------------------------------------------------------------------------------
Paragraph (d) of the Fifth Article of Paragraph 4 is amended           o    to correct a typographical error
by replacing the word "SIXTH" on the final line with the
word "FIFTH"
-----------------------------------------------------------------------------------------------------------------------------------
The Sixth Article of Paragraph 4 is amended (i) by replacing           o    to correct errors in the percentages of shares required
the number "1,200,000" on line 1 with the number "333,333";                 to be distributed for normal corporate governance to
(ii) by replacing the number "2,400,000" on line 5 with the                 resume
number "666,667"; and (iii) by deleting the words "the
General Corporation Law of the State of Delaware"
-----------------------------------------------------------------------------------------------------------------------------------
The second paragraph of the Seventh Article of Paragraph 4             o    to reflect insertion requested by LFC Creditors'
is amended to replace "[_______]" on line 1 with "333,333"                  Committee
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                          MODIFICATION                                REASONS FOR MODIFICATION
-----------------------------------------------------------------------------------------------------------------------------------
Paragraph (1) of the Tenth Article of Paragraph 4 is             o    to reflect language requested by LFC Creditors'
amended to read in full as follows:                                   Committee

         "TENTH: (1) To the extent permitted by law, no
director of the Corporation shall be liable to the
Corporation or its stockholders for monetary damages
for breach of fiduciary duty as a director."
-----------------------------------------------------------------------------------------------------------------------------------
Paragraph (2)(a) of the Tenth Article of Paragraph is            o    to correct a typographical error
amended by replacing the word "thee" on line 5 with
the word "the"
-----------------------------------------------------------------------------------------------------------------------------------
Paragraph (2)(b) of the Tenth Article of Paragraph 4 is          o    to correct a typographical error
amended by replacing the word "board"; on line 1 with
the word "Board"
-----------------------------------------------------------------------------------------------------------------------------------
Paragraph (3) of the Tenth Article of Paragraph 4 is             o    to be gender neutral
amended by replacing the word "his" on line 6 with
the words "such person's" and by replacing the word
"him" on line 7 with the words "such person"
-----------------------------------------------------------------------------------------------------------------------------------
Paragraph (4) of the Tenth Article of Paragraph 4 is             o    to correct a typographical error
amended by replacing the words "or any" with the words
"of any"
-----------------------------------------------------------------------------------------------------------------------------------
Paragraph (5) of the Tenth Article of Paragraph 4 is             o    to correct a typographical error
amended by replacing the word "ByLaws" on line 2 with
the word "bylaws"
-----------------------------------------------------------------------------------------------------------------------------------
Paragraph (a)(i) of the Eleventh Article of Paragraph 4          o    to fill in a blank
is amended by replacing the words "[the effective
date]" with the words "the effective date of the
Corporation's Chapter 11 Plan"
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                          MODIFICATION                                           REASONS FOR MODIFICATION
-----------------------------------------------------------------------------------------------------------------------------------
Paragraph (a)(iii) of the Eleventh Article of Paragraph           o    to correct a typographical error in the case of
4 is amended (i) by replacing the word "shareholders"                  (i) and to insert language requested by the LFC
on line 8 with the word "stockholders" and (ii) by                     Creditors' Committee to permit certain
inserting after the words "the proposed Transfer is to"                transactions by significant stockholders in the
on the last line of page six the word "(x)" and by                     case of (ii)
inserting after the words "which are owned by the
Transferor" on line 2 of page seven the following:

"or (y) a Person with an Ownership Interest Percentage
as of the effective date of the Corporation's Chapter 11
Plan (such Person's "Effective Date Ownership
Percentage") of at least 4.5 percent, provided that (I)
the Ownership Interest Percentage of such Person
immediately after such Transfer will be no more than 10
percentage points greater than such Person's Effective
Date Ownership Percentage, (II) the total of the
Ownership Interest Percentages immediately after such
Transfer of all Persons having an Effective Date
Ownership Percentage of at least 4.5 percent will not
be more than 20 percentage points greater than the
total of such Person's Effective Date Ownership
Percentages, and provided further, that the Board of
Directors will riot be required to approve such a
Transfer if the Board determines that there is a Person
who has not received any Stock pursuant to Sections 4.3
and 7.5 of the Chapter 11 Plan and who plans to
acquire Stock, directly or indirectly, such that its
Ownership Interest Percentage eventually will be more
than 30 percent"
-----------------------------------------------------------------------------------------------------------------------------------
Paragraph (b) of the Eleventh Article of Paragraph 4 is           o    to correct a typographical error
amended by replacing the word "shareholder" on line 8
with the word "stockholder"
-----------------------------------------------------------------------------------------------------------------------------------
Paragraph (g) of the Eleventh Article of Paragraph 4 is           o    to correct a typographical error
amended by replacing the word "Transfer" on line 5 with
the word "transfer"
-----------------------------------------------------------------------------------------------------------------------------------
Paragraph (i) of the Eleventh Article of Paragraph 4 is           o    to correct a typographical error
amended by deleting the word "or" on line 2
-----------------------------------------------------------------------------------------------------------------------------------
The certification paragraph is amended by replacing the           o    to reflect information supplied by LFC Creditors'
words "[Name of Reorganized LFC]" with the words "Siena                Committee pursuant to Section 6.1(b) of the Plan
Holdings, Inc."
-----------------------------------------------------------------------------------------------------------------------------------
The signature line is amended by replacing the words              o    to reflect information supplied by LFC Creditors'
"[LOMAS FINANCIAL CORPORATION]" with the words "SIENA                  Committee pursuant to Section 6.1(b) of the Plan
HOLDINGS, INC."
-----------------------------------------------------------------------------------------------------------------------------------

                                   MODIFICATIONS TO EXHIBIT A-1 TO JOINT CHAPTER 11 PLAN
                                             (BYLAWS OF REORGANIZED LFC)
-----------------------------------------------------------------------------------------------------------------------------------
                     MODIFICATION                                                REASONS FOR MODIFICATION
-----------------------------------------------------------------------------------------------------------------------------------
The Heading is amended by replacing the words "[NAME OF          o    to reflect information supplied by LFC Creditors'
REORGANIZED LFC]" with the words "SIENA HOLDINGS, INC."               Committee pursuant to Section 6.1(b) of the Plan
-----------------------------------------------------------------------------------------------------------------------------------
Article II, Section 1 is amended by replacing the words          o    to reflect amendment requested by LFC Creditors'
"in Dallas, on such date" with the words "at such                     Committee
place, either within or outside the State of Delaware,"
-----------------------------------------------------------------------------------------------------------------------------------
Article II. Section 2 is amended to read in full as              o    to postpone the date on which an annual
follows:                                                              stockholders' meeting must be held pursuant to the
                                                                      request of the LFC Creditors' Committee

         "Section 2. Annual Meetings. Annual meetings
of stockholders, commencing with the year 1998 or the
first year following distribution of Common Stock
pursuant to the Corporation's Chapter 11 Plan,
whichever is later, shall be held to elect the Board of
Directors and transact such other business as may
properly be brought before the meeting."
-----------------------------------------------------------------------------------------------------------------------------------
Article III, Section 2 is amended by replacing the               o    to change the number of directors required for the
words "seven (7)" with the words "three (3)" and by                   Board of Directors in order to conform to
replacing the words "seventeen (17)" with the words                   Certificate of Incorporation
"eleven (11)"
-----------------------------------------------------------------------------------------------------------------------------------

                             MODIFICATIONS TO EXHIBIT A-2 TO JOINT CHAPTER 11 PLAN
                                 (CERTIFICATE OF AMENDMENT OF REORGANIZED LIS)
-----------------------------------------------------------------------------------------------------------------------------------
                   MODIFICATION                                                 REASONS FOR MODIFICATION
-----------------------------------------------------------------------------------------------------------------------------------
The Certificate of Amendment is amended by inserting a           o    to reflect that the order of the Bankruptcy Court
new Paragraph 1 which reads in full as follows:                       deems the resolutions passed

         "1. This Certificate of Amendment to Articles
of Incorporation was duly adopted by the Corporation's
Board of Directors pursuant to the Joint Chapter 11
Plan (the "Chapter 11 Plan") filed by Lomas
Information Systems, Inc. and certain affiliated
debtors in proceedings under Chapter 11 of the United
States Bankruptcy Code, 11 U.S.C. Section 101 et seq.,
and confirmed by the United States Bankruptcy Court for
the District of Delaware. The resolution to amend the
Articles of Incorporation of the Corporation as set
forth below was adopted by the Board of Directors of
the Corporation in accordance with Section 78.622 of
Title 7 of the Nevada Revised Statutes."
-----------------------------------------------------------------------------------------------------------------------------------
Old Paragraph 1 is amended by replacing the first                o    to make conforming change
sentence with the following:

         "2. The Articles of Incorporation are hereby
amended as follows:"
-----------------------------------------------------------------------------------------------------------------------------------
The first resolution is amended by replacing the words           o    to reflect information supplied by LFC Creditors'
"[Name of Reorganized LIS]" with the words "Siena                     Committee pursuant to Section 6.1(b) of the Plan
Information Services, Inc."
-----------------------------------------------------------------------------------------------------------------------------------
The certification paragraph is amended by replacing the          o    to reflect that John Kneafsey, as sole director,
words "its [vice president] and its (assistant                        will sign the Certificate of Amendment
secretary] with the words "John Kneafsey, the sole
Director,"
-----------------------------------------------------------------------------------------------------------------------------------
The signature line is amended by replacing the                   o    to reflect that John Kneafsey, as sole director,
following:                                                            will sign the Certificate of Amendment

"[Name]/[Vice President]

By
  -----------------------------
  [Name]/[Assistant Secretary]"

with the words       "John Kneafsey
                     Sole Director"
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
The Notary section is amended by replacing the words             o    to reflect that the Certificate of Amendment may
"TEXAS" and "DALLAS" with "___________________"                       not be signed in Dallas, Texas
-----------------------------------------------------------------------------------------------------------------------------------

             MODIFICATIONS TO EXHIBIT B TO JOINT CHAPTER 11 PLAN
                       (LFC LITIGATION TRUST AGREEMENT)

-----------------------------------------------------------------------------------------------------------------------------------
                          MODIFICATION                                               REASONS FOR MODIFICATION
-----------------------------------------------------------------------------------------------------------------------------------
The cover page is amended by replacing the following:                 o    to make LIS, LAS and Reorganized LIS parties to
                                                                           the Agreement in order to conform to the Plan
"LFC,

Reorganized LFC

and _________, Trustee"

with the following:

"Lomas Financial Corporation,

Lomas Information Systems, Inc.,

Lomas Administrative Services, Inc.,

Siena Holdings, Inc.,

Siena Information Services, Inc.

and

Henry L. Goodman, Esq., Trustee"
-----------------------------------------------------------------------------------------------------------------------------------
The Preamble is amended by replacing the words                        o    to make LIS, LAS and Reorganized LIS parties to
"Debtor-in-possession ("LFC"), Reorganized Lomas                           the Agreement in order to better conform to the
Financial Corporation, a Delaware corporation                              Plan
("Reorganized LFC") and __________" with the words "a
Debtor and a Debtor-in-possession ("LFC"), Lomas
Information Systems, Inc., a Nevada corporation and a
Debtor and a Debtor-in-possession ("LIS"), Lomas
Administrative Services, Inc., a Nevada corporation and
a Debtor and a Debtor-in-possession ("LAS"), Siena
Holdings, Inc., a Delaware corporation ("Reorganized
LFC"), Siena Information Services, Inc., a Nevada
corporation ("Reorganized LIS"), and. Henry L. Goodman,
Esq."
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Paragraph A of the Recitals is amended (i) by replacing          o    to reflect that all Debtors are participants in
the word "LMUSA" with the words "Lomas Mortgage USA,                  the Plan
Inc. ("LMUSA")" and (ii) by replacing the words
"Debtor, Case No. 95-1235" with the words "Lomas
Information Systems, Inc. and Lomas Administrative
Services, Inc., Debtors, Case Nos. 95-1235, 1237 and
1238"
-----------------------------------------------------------------------------------------------------------------------------------
Paragraph B of the Recitals is amended (i) by inserting          o    attach Exhibit A to the Agreement in the case of
after the words "The Plan' the words ", as modified by                (i) and to add a defined term in the case of (ii)
certain modifications approved by the Bankruptcy Court
and attached hereto as Exhibit A" and (ii) by inserting
after the words "dated with the words "(the "Order")"
-----------------------------------------------------------------------------------------------------------------------------------
Paragraph C of the Recitals is amended to read in its            o    conform to same change in the Plan and to reflect
entirely as follows:                                                  election of LFC Creditors' Committee to change the
                                                                      amount of Expense Fund
"C. The Plan provides that effective on the Effective
Date, each of LFC, LIS and LAS shall be deemed to have
transferred and assigned to the Trust governed by this
Agreement any and all claims, rights, or causes of
action that constitute property of any of the Estates
or of the Debtors, whether arising under the Bankruptcy
Code or under nonbankruptcy law, (including all books,
records, privileges and defenses relating thereto)
including, without limitation, all rights of setoff and
rights under Section 502(d) of the Bankruptcy Code and
all avoiding power actions, including, without
limitation, under sections 544, 545, 547, 548, 549, 550
and 553 of the Bankruptcy Code or under applicable
nonbankruptcy law as applied through section 544(b) of
the Bankruptcy Code, other than Intercompany Claims and
other than any asset or interest owned or held by any
of the Debtors as reflected in its Confirmation Date
balance sheet and otherwise reflected in LFC's
financial statements and accompanying notes, such as
notes, debentures, nursing home contracts, other
contracts, excess benefit plan assets, MSP/rabbi trust
fund assets, stocks or other securities or partnership
interests. Notwithstanding the foregoing, the Plan
further provides, the Debtors shall retain their rights
of setoff and their rights under Section 502(d) of the
Bankruptcy Code to the extent necessary to defend
against a Claim by any person against whom claims,
rights or causes of action are assigned to the LFC
Litigation Trust pursuant to the preceding sentence. In
addition, the Plan provides that on or as soon as
practicable after the Effective Date, Reorganized LFC
shall transfer to the Trust $2 million or such other
amount as the LFC Creditors' Committee shall have
specified in writing to LFC and the Bankruptcy Court at
least three (3) Business Days prior to the commencement
of the Confirmation Hearing to fund the administration
of the Trust. On August 23, 1996, the LFC Creditors'
Committee specified $4,000,000 as such other amount."
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Paragraph D of the Recitals is amended (i) by replacing          o    reflect the fact that the Trustee must act in the
(a) the words "LFC, the third party" on line 2 with the               best interest of each of the Debtors with respect
words "each of the Debtors, the" and (b) the word "of                 to any assigned claims and causes of action in the
on line 4 with the word "or" and (ii) by deleting the                 case of (i)(a), to correct a typographical error
words "for distribution to holders of Allowed LFC Class               in the case of (i)(b) and to reflect the fact that
3 Claims under the Plan" at the end of the paragraph                  the creditors of LIS or LAS may be beneficiaries
and inserting "The Plan further provides that                         of the Trust in accordance with the Plan in the
Reorganized LFC the Trustees shall distribute the Net                 case of (ii)
Proceeds of all Recoveries to the Administrative
Beneficiary and, thereby, the Trustee will be
discharged from any further distribution
responsibility. The Administrative Beneficiary will be
responsible for distribution of any such Net Proceeds
to the holders of Allowed LFC Class 3 Claims, Allowed
LIS Class 3 Claims or Allowed LAS Class 3 Claims in
accordance with SECTION 7.5 of the Plan."
-----------------------------------------------------------------------------------------------------------------------------------
Paragraph E of the Recitals is amended by replacing the          o    reflect the fact that the Trustee will not be
word "LFC" both times it appears in this paragraph with               deemed to be or to be a successor to any of the
the words "any of the Debtors"                                        Debtors
-----------------------------------------------------------------------------------------------------------------------------------
Paragraph F of the Recitals is amended by deleting the           o    correct a typographical error
"," after the word "powers"
-----------------------------------------------------------------------------------------------------------------------------------
Paragraph H of the Recitals is amended by deleting the           o    correct a typographical error
"," after the word "terms"
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Section 1.2 is amended:                                                     o   to provide definition related to change to Section
                                                                                5.2(c) requested by LFC Creditors' Committee in
(i) by adding the following definitions, (a)                                    the case of (i), to reflect request of LFC
"'ADMINISTRATIVE BENEFICIARY' means Reorganized LFC who will                    Creditors' Committee in the cases of (ii), (iv)
receive and distribute all Net Proceeds to Reorganized LFC,                     and (v), to reflect the fact that each of the
Reorganized LIS and LAS, as the case may be, for the benefit                    Debtors will assign assets to the Trust in the
of the creditors of the appropriate Debtor pursuant to the                      case of (iii)(a) and to conform to same change in
terms of this Agreement and of the Plan.", (b)                                  the Plan in the case of (iii)(b)
"'BENEFICIARIES' means Reorganized LFC, Reorganized LIS and
LAS as trustees for the benefit of certain the creditors of
the Debtors, as defined more fully pursuant to the terms of
this Agreement and of the Plan.", (c) "'Net Proceeds' means
all cash in the Expense Fund and all Recoveries from other
Initial Trust Assets after deducting therefrom the
litigation and administrative costs and expenses, including
but not limited to tax and accounting costs." and (d)
"'Recoveries' means all monies received in satisfaction of
judgments obtained in favor of the Trustee or by settlement
of any and all rights, claims or causes of action defined as
Initial Trust Assets."

(ii) by replacing in the definition of "EXPENSE FUND" the words "2 million" with the number "4,000,000"

(iii) by replacing in the definition of "INITIAL TRUST
ASSETS" (a) the words "the Estate" with the words "each of the Estates" and the word "LFC" with the words "the Debtors" both on line 2, (b) the words "Intercompany Claims" at the end of the definition of Initial Trust Assets with the following:

     "(i) Intercompany Claims, (ii) any asset or interest owned or held by any of the Debtors as reflected in its Confirmation Date balance sheet and otherwise reflected in LFC's financial statements and accompanying notes, such as notes, debentures, nursing home contracts, other contracts, excess benefit plan assets, MSP/rabbi trust fund assets, stocks or other securities or partnership interests and (iii) the Debtors' rights of setoff and rights under Section 502(d) of the Bankruptcy Code to the extent necessary to defend against a Claim by any person against whom claims, rights or causes of action are assigned to the LFC
     Litigation Trust." and

(c) by inserting after the word "actions" on line 5 the words ", including, without limitation," and

(iv) by moving the definition of "TRUSTEE" to the
end of the Section
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Section 2.1 is amended to read in full as follows:                         o   to account for the fact only $2,500,000 of the
                                                                               Expense Fund will be funded on the Effective Date
        "Section 2.1 Declaration of Trust. Pursuant to the
Plan, on the Effective Date, each of the Debtors transferred the Initial Trust Assets (other than $1,500,000 of the Expense
Fund) to the Trustee, in trust, according to the terms of
this Agreement for the benefit of Reorganized LFC as trustee for the benefit of certain of the creditors of the Debtors
pursuant to the terms of this Agreement and of the Plan. The remaining $1,500,000 of the Expense Fund will be transferred by Reorganized LFC to the Trustee, in trust as aforesaid,
when such funds become available after a working capital
reserve at the level required by the Plan has been initially funded. Without further notice or order, the LFC Litigation
Trust may transfer some or all of the Expense Fund to any
trust created pursuant to paragraph 21 of the Order, if
consistent with the settlement of the Intercompany Claims."
------------------------------------------------------------------------------------------------------------------------------------
Section 2.2 is amended by replacing the words "its                         o   to reflect the fact that the creditors of LIS and LAS
creditors" on line 2 with the words "the creditors of the                      may be beneficiaries of the Trust under the Plan
Debtors"
------------------------------------------------------------------------------------------------------------------------------------
Section 2.3 is amended by replacing the words "its                         o   to reflect the fact that the creditors of LIS and LAS
creditors" on line 4 with the words "the creditors of the                      may be beneficiaries of the Trust under the Plan
Debtors"
------------------------------------------------------------------------------------------------------------------------------------
Section 2.5 is amended by inserting, after the words                       o   to reflect the fact that the creditors of LIS and LAS
"expenses and liabilities." on line 5 the sentence "The                        may be beneficiaries of the Trust under the Plan
Plan further provides that Reorganized LFC will be
responsible for distribution of any such Net Proceeds to the holders of Allowed LFC Class 3 Claims, Allowed LIS Class 3
Claims or Allowed LAS Class 3 Claims in accordance with
Section 7.5 of the Plan."
------------------------------------------------------------------------------------------------------------------------------------
Section 2.7 is amended (i) by replacing the word "LFC" on                  o   to reflect the fact that LIS and LAS my be execute,
line 1 with the words "The Debtors" and (ii) by deleting                       acknowledge and deliver further instruments in the
the "," after the word "acknowledge" on line 3                                 case of (i) and to correct a typographical error in
                                                                               the case of (ii)
------------------------------------------------------------------------------------------------------------------------------------
Section 3.1 is amended by replacing the number "4.3" on line               o   to correct section references
4 with the number "4.4"
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Section 3.2 is amended (i) by inserting at the end of the                   o  to include the new provision in the title of the
title the words "Accounting. (a)" and (ii) by inserting a                      Section in the case of (i) and to reflect request of
new paragraph:                                                                 the Trustee that he be able to apply to Court for
                                                                               approval of an accounting of the Trust
  "(b) On the termination of the Trust, the Trustee has the
authority to apply to the Bankruptcy Court for any and all
orders approving his accounting for any of his actions as
Trustee and discharging him from any and all liability for
acting as Trustee under this Trust."

------------------------------------------------------------------------------------------------------------------------------------
Section 4.1 is amended (i) by inserting a "," after the word                o  to correct a typographical error in the cases of (i)
"including" and the word  "limitation" on line 3, (ii) by                      and (ii) and to reflect request of the LFC
deleting the "," after the word "taxes" on line 10 and (iii)                   Creditors' Committee in the case of (iii)
by replacing the words "2 million" with the number
"4,000,000"
------------------------------------------------------------------------------------------------------------------------------------
Section 4.3(b) is amended by replacing the number "4.8" on                  o  to correct section reference
line 9 with the number "4.7"
------------------------------------------------------------------------------------------------------------------------------------
Section 4.4 is amended by deleting the "," after the word                   o  to correct a typographical error
"liabilities" on line 1
------------------------------------------------------------------------------------------------------------------------------------
Section 4.5 is amended (i) by inserting after the words "As                 o  to reflect request of LFC Creditors' Committee in
soon as practicable" on line 1 the words "but not later than                   the case of (i) and to correct a typographical error
120 days" and (ii) by inserting after the words "within                        in the case of (ii)
fifteen (15)" on line 13 with the word "days"
------------------------------------------------------------------------------------------------------------------------------------
Section 5.1 is amended by replacing the number "100,000,000"                o  to reflect request of LFC Creditors' Committee to
on line 11 with the number "500,000,000", (ii) by replacing                    stipulate a larger bank in which to hold investments
the word "(c)" on line 14 with the word "(a)" and by                           in the case of (i) and to restart lettering in the
replacing the word "(d)" on line 15 with the word "(b)" and                    case of (ii) and to correct a typographical error in
(iii) by replacing the word "any" on the penultimate line                      the case of (iii)
and the word "such" on the last line with the word "the"
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Section 5.2 is amended (i) by inserting a new paragraph (c)                 o  to clarify that the Trustee is not required to
as follows:                                                                    allocate expenses among the Debtors, in the case of
                                                                               (i), to reflect request of LFC Creditors' Committee
     "(c) To expend the funds of the Trust, as the Trustee in                  to clarify that Trustee may retain counsel for
his discretion may deem necessary or appropriate, to prosecute                 Reorganized Debtors and/or LFC Creditors' Committee
the claims of LFC, LIS and LAS without being subject to any                    in the case of (ii), to reflect request of LFC
limitation with respect to each Debtor or being required to                    Creditors' Committee in the case of (iii), to correct
budget or to allocate the funds between the claims of the                      a typographical error in the cases of (iv) and (vi)
three Debtors;"                                                                and to add foreign laws in the cases of (v) and
                                                                               (vii))
(ii) by inserting in old subsection (c) after the word "LFC"
on line 4 a "," and after the words "other persons" on line
5 the following parenthetical:

"(which counsel, accountants, experts, advisors or other persons may serve in the future, serve at present or have served in the past in such capacity or a similar capacity for Reorganized LFC, Reorganized LIS, LAS or the LFC
Creditors' Committee)",

(iii) by inserting in old subsection (d) after the word
"name" on line 2 with the words "as Trustee for the Trust"

(iv) by inserting in old subsection (e) a "," after the word
"discretion"

(v) by replacing in old subsection (f) the words "federal and state" on line 2 with the words "federal, state and foreign" and

(vi) by deleting in old subsection (h) the "," after the words
"permitted" on line 1 and "agreement" on line 2

(vii) by replacing in old subsection (i) the words "federal, state and local' on line 1, on line 2 and on line 3 with the words "federal, state, local or foreign"
------------------------------------------------------------------------------------------------------------------------------------
Section 6.1 is amended (i) by replacing the words on lines                  o  to reflect request of LFC Creditors' Committee that
4-6:                                                                           Trustee be relieved of liability for negligence,
                                                                               which will facilitate the Trustee's purchase of the
"No provision hereof shall be construed to relieve the                         liability insurance described in Section 6.4
Trustee from liability for his own grossly negligent action, his own negligent failure to act or his own" with the
following:

"The Trustee shall not be liable under this Agreement other than for his proven"

and (ii) by deleting subsections (a)-(d)
------------------------------------------------------------------------------------------------------------------------------------
Section 6.4 is amended by replacing the words                               o  to reflect request of LFC Creditors' Committee
"without negligence or willful misconduct" on line 4 and
adding the words "other than as a result of proven willful
misconduct"
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Section 7.1 is amended by replacing the first sentence          o    to finalize language as to how Trustee's
with the following:                                                  compensation will be determined

In lieu of commissions or other compensation fixed by
law for trustees, the Trustee shall receive as
compensation for services as Trustee hereunder, an
amount not to exceed 25% on the first $5,000 or less,
10% on any amount in excess of $5,000 but not in excess
of $50,000, 5% on any amount in excess of $50,000 but
not in excess of $1,000,000, 3% of monies in excess of
$1,000,000 but not in excess of $10,000,000, and
reasonable compensation not to exceed 2% of monies in
excess of $10,000,000, of all monies disbursed or
turned over in the case by the Trustee to the LFC
Creditors' Trust.
-------------------------------------------------------------------------------------------------------------------------
Section 8.2 is amended to add at the end thereof the            o    to reflect request of LFC Creditors' Committee
following sentence:

"The Trustee shall be entitled to compensation in
accordance with Section 7.1 in respect of amounts
received by Trustee on all claims for which actions or
proceedings have been instituted prior to Trustee's
termination."
-------------------------------------------------------------------------------------------------------------------------
Section 8.3 is amended by deleting the word                     o    to reflect request of LFC Creditors' Committee
"immediately" on line 3 and inserting after the words
"shall be appointed" the words "as soon as possible"
-------------------------------------------------------------------------------------------------------------------------
Section 8.4 is amended by deleting the "," after the            o    to correct a typographical error
word "trusts" on line 5 and the word "transfer" on
the penultimate line
-------------------------------------------------------------------------------------------------------------------------
Section 9.1 is amended by inserting after the words             o    to clarify that amendments must be in writing
"make and execute" on line 1 the word "written"
-------------------------------------------------------------------------------------------------------------------------
Section 10.2 is amended (i) by replacing the heading            o    to clarify the content of the section in the case
"Intention of Parties to Establish Trust" with the                   of (i) and to correct a typographical error in the
heading "No Partnership, etc" and (ii) by deleting the               case of (ii)
"," after the word "partnership"
-------------------------------------------------------------------------------------------------------------------------
Section 10.4 is amended (i) by replacing the words "the         o    to add all parties to the provision consenting to
Trustee, LFC and Reorganized LFC" on lines 2-3 with                  jurisdiction in the case of (i) and to allow the
the words "each of the Trustee, Debtors, Reorganized                 Bankruptcy Court to retain jurisdiction in the
LFC and Reorganized LIS" and (ii) by replacing the last              case of (ii)
sentence with the following:

"The parties agree and consent that the Bankruptcy
Court shall retain jurisdiction to enforce this
Agreement in order to effectuate the provisions of the
Plan and to resolve any disputes that may arise among
the parties, or which may arise in connection with the
administration of the Trust."
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Section 10.6(b) is amended (i) by deleting the ","              o    to correct a typographical error in the case of
after the word "certified" on line 5 and (ii) by                     (i) and to provide for an address for notices to
replacing the words "[insert address]" with the words                the Trustee in the case of (ii)
"Zalkin, Rodin & Goodman, L.L.P., 750 Third Avenue, New
York, NY 10017"
-------------------------------------------------------------------------------------------------------------------------
Section 10.8 is amended by replacing it in its entirety         o    to reflect the fact the Bankruptcy Court will
with the following:                                                  retain jurisdiction over disputes involving the
                                                                     Trust and to allow the Trustee to judicially
          "10.8 Jurisdiction. The Trustee may, in his                settle the final account
sole discretion, apply to the Bankruptcy Court for
instructions in connection with any issue which may
arise in the administration of this Trust, for an order
approving the settlement or compromise of any claim
asserted by, or judgment in favor of, the Trust or to
judicially settle the final account of Trustee upon his
death or resignation or upon the termination of this
Trust."
-------------------------------------------------------------------------------------------------------------------------

The signature lines are amended by replacing the following:                o  to add parties to the signature pages

"REORGANIZED LOMAS FINANCIAL CORPORATION
By:
   -------------------------------------
   Name:
   Title:

By:
   -------------------------------------
   As Trustee"

with the following:


                         LOMAS INFORMATION SYSTEMS, INC.

                         By:
                            ----------------------------
                            Name:
                            Title:


                         LOMAS ADMINISTRATIVE SERVICES, INC.

                         By:
                            ----------------------------
                            Name:
                            Title:


                         SIENA HOLDINGS, INC.

                         By:
                            ----------------------------
                            Name:
                            Title:


                         SIENA INFORMATION SERVICES, INC.

                         By:
                            ----------------------------
                            Name:
                            Title:

                         By:
                            ----------------------------
                            Henry L. Goodman, Esq.
                            Trustee"

                                                                      EXHIBIT A

             MODIFICATIONS TO SECOND AMENDED J0INT CHAPTER 11 PLAN

-------------------------------------------------------------------------------------------------------------------------
                    MODIFICATION                                                   REASONS FOR MODIFICATION
-------------------------------------------------------------------------------------------------------------------------
The definition of "LFC DISTRIBUTABLE CASH" is amended           o    to provide for the fact that on the Effective Date
to read in full as follows:                                          insufficient funds may be available to Reorganized
                                                                     LFC to fund the various reserves (because the
     "LFC DISTRIBUTABLE CASH' means (a) on the Effective             proceeds of the rabbi trust may not have been
Date, all cash of LFC, after giving effect to (i) a                  received if the LFC Creditors' Committee waives
payment, if any, or other transfer, if any, by LFC into              the related conditions to effectiveness) and to
the Intercompany Claims Reserve, if any, (ii)                        allow the LFC Creditors' Committee or Reorganized
appropriate reserves for Administrative Claims,                      LFC to determine the amount of the working capital
Priority Claims, Secured Claims and Convenience                      reserve until initial distributions are made in
Unsecured Claims, (iii) the amount placed in the LFC                 respect of general unsecured claims
Litigation Trust pursuant to SECTION 7.13 and (iv) a
reserve for working capital equal to an amount
specified by the LFC Creditors' Committee or, after the
Effective Date, Reorganized LFC, in writing to the
Bankruptcy Court before the date of the initial
distribution pursuant to SECTION 7.5(a) and (b) after
the Effective Date, subject to completion of the
funding of all reserves specified in clause (a)(i),
(a)(ii) and (a)(iv) above and the making of the payment
specified in clause (a)(iii) above, all subsequently
received net cash proceeds from the disposition of, or
net income on, Non-Reorganization Assets of LFC or
Reorganized LFC, and all cash subsequently distributed
to Reorganized LFC from the Intercompany Claims Reserve
or the LFC Litigation Trust.'
-------------------------------------------------------------------------------------------------------------------------
Section 4.14 is amended by replacing the word "2" on
line 2 with the word "3"                                        o    to correct a typographical error
-------------------------------------------------------------------------------------------------------------------------
Section 7.5(b) is amended by replacing the last word
"7.5(b)" with the word "7.5"                                    o    to correct a typographical error
-------------------------------------------------------------------------------------------------------------------------
Sections 4.10 and 4.15 are amended by changing the
references to "Section 6.2" to "Section 6.3"                    o    to correct typographical errors
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Section 7.9 is amended by inserting "(b)" before the            o    to provide for a change in governance of LFC soon
existing text and adding a new paragraph (a) reading                 after Confirmation pending the satisfaction of the
as follows:                                                          conditions to the Effective Date

     "(a) From and after October 5, 1996 until the
Effective Date, the board of directors of each of
Reorganized LFC and Reorganized LIS shall consist of a
single director designated by the LFC Creditors'
Committee and disclosed to the Bankruptcy Court at or
prior to the Confirmation Hearing, as successor to the
then current Debtor's board of directors. The Chief
Executive Officer of Reorganized LFC for such period
shall be an individual designated by the LFC Creditors'
Committee and disclosed to the Bankruptcy Court at or
prior to the Confirmation Hearing. Arrangements
regarding compensation of such officer and director
shall be agreed upon between such director and officer
and the LFC Creditors' Committee. Such director and
officer shall be deemed elected as of October 5, 1996
pursuant to the Confirmation Order. Those officers and
directors not continuing in office shall be deemed
removed therefrom as of October 5, 1996 pursuant to the
Confirmation Order. This provision is subject to
Reorganized LFC obtaining appropriate officers' and
directors' insurance and does not take effect until
such insurance is effective and, in that event, the
date of the deemed election and removal referred to
above shall be the effective date of the insurance."
-------------------------------------------------------------------------------------------------------------------------
Section 7.13 is amended (i) by inserting at the end of          o    to clarify that the transfer of third party claims
the first paragraph the following sentence:                          to the LFC Litigation Trust does not affect the
                                                                     Reorganized Debtors' rights of offset against such
"Notwithstanding the foregoing, the Debtors shall                    third parties or their rights to disallow such
retain their rights of setoff and their rights under                 third parties' claims pursuant to Section 502(d)
Section 502(d) of the Bankruptcy Code to the extent,                 of the Bankruptcy Code until such third parties
and only to the extent, necessary to defend against a                pay amounts for which they are liable to the
Claim by any person against whom claims, rights or                   Debtors in the case of (i), to reflect LFC
causes of action are assigned to the LFC Litigation                  Creditors' Committee election in the case of
Trust pursuant to the preceding sentence."                           (ii), to clarify that the creditors of LIS and LAS
                                                                     may be beneficiaries of the Trust under the Plan
(ii) by replacing the number "2" on line 11 with the                 in the case of (iii) and to correct a
number "4",                                                          typographical error in the case of (iv)

(iii) by deleting the words "for distribution to holders of LFC Class 3 Claims in accordance with
SECTION 4.3 AND 7.5" at the end of the paragraph and inserting "Reorganized LFC will be responsible for distribution of any such Net Proceeds to the holders of Allowed LFC Class 3 Claims, Allowed LIS Class 3 Claims or Allowed LAS Class 3 Claims in accordance with
SECTION 7.5 of the Plan."

and (iv) by replacing in subsection (c) the word "LIS"
with the word "LFC"
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Section 7.16 is amended to inserting after the word             o    to facilitate the funding of reserves as described
"hereof on line 4 the following:                                     above in the modification to "LFC Distributable
                                                                     Cash"
"or their use to satisfy the initial funding
requirements described in paragraph (b) of the
definition of "LFC Distributable Cash" in SECTION 1.2
above"
-------------------------------------------------------------------------------------------------------------------------
Section 9.5 is amended by replacing the word                    o    to correct a typographical error
"1114(c)(1)(B)" with 1114(e)(1)(B)"
-------------------------------------------------------------------------------------------------------------------------

      SUBSTANTIVE MODIFICATIONS TO EXHIBIT A-1 TO JOINT CHAPTER 11 PLAN
                   (RESTATED CERTIFICATE OF INCORPORATION)


------------------------------------------------------------------------------------------------------------------------
                     MODIFICATION                                              REASONS FOR MODIFICATION
------------------------------------------------------------------------------------------------------------------------
The Fourth Article of Paragraph 4 is amended by                 o    to change number of shares of Common Stock the
replacing the number "4,000,000" with the number                     corporation may issue pursuant to request of LFC
"16,000,000" and by replacing the number "3,000,000"                 Creditors' Committee
with the number "15,000,000"
------------------------------------------------------------------------------------------------------------------------
The first paragraph of the Fifth Article of Paragraph 4         o    to change the minimum number of directors required
is amended by replacing the words "five (5)" with the                for the Board of Directors pursuant to request of
words "three (3)"                                                    LFC Creditors' Committee
------------------------------------------------------------------------------------------------------------------------
The second paragraph of the Fifth Article of Paragraph          o    to reflect language requested by LFC Creditors'
4 is amended to read in full as follows:                             Committee

          "At any time after the first anniversary of
the effective date of the Corporation's Chapter 11
Plan and prior to the earlier to occur of (i) the third
anniversary of the effective date of the Corporation's
Chapter 11 Plan and (ii) the first stockholder's
meeting of the Corporation, if the Corporation has not
identified one or more individuals or entities who are
willing to invest in the Corporation cash or assets
that have a value of at least (35% of the then current
value of the assets of the Corporation in exchange for
authorized but previously unissued shares of Common
Stock of the Corporation in an amount not to exceed
49% of the total number of shares of Common Stock of
the Corporation outstanding (after taking such new
issuance into account), the Board of Directors may, in
accordance with Section 303 of Delaware Law but without
the necessity of any vote by the stockholders, adopt a
plan of liquidation for the Corporation, and take the
appropriate steps to effectuate such plan of
liquidation in accordance with applicable law."
------------------------------------------------------------------------------------------------------------------------
The Sixth Article of Paragraph 4 is amended (i) by              o    to correct errors in the percentages of shares
replacing the number "1,200,000" on line 1 with the                  required to be distributed for normal corporate
number "333,333"; (ii) by replacing the number                       governance to resume
"2,400,000" on line 5 with the number "666,667"; and
(iii) by deleting the words "the General Corporation
Law of the State of Delaware"
------------------------------------------------------------------------------------------------------------------------
The second paragraph of the Seventh Article of                  o    to reflect insertion requested by LFC Creditors'
Paragraph 4 is amended to replace "[ ]" on line 1 with               Committee
"333,333"
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                     MODIFICATION                                              REASONS FOR MODIFICATION
------------------------------------------------------------------------------------------------------------------------
Paragraph (1) of the Tenth Article of Paragraph 4 is            o    to reflect language requested by LFC Creditors'
amended to read in full as follows:                                  Committee

          "TENTH: (1) To the extent permitted by law,
no director of the Corporation shall be liable to the
Corporation or its stockholders for monetary damages
for breach of fiduciary duty as a director."
------------------------------------------------------------------------------------------------------------------------
Paragraph (a)(iii) of the Eleventh Article of Paragraph         o    to correct a typographical error in the case of
4 is amended (i) by replacing the word "shareholders"                (i) and to insert language requested by the LFC
on line 8 with the word "stockholders" and (ii) by                   Creditors' Committee to permit certain
inserting after the words "the proposed Transfer is to"              transactions by significant stockholders in the
on the last line of page six the word "(x)" and by                   case of (ii)
inserting after the words "which are owned by the
Transferor" on line 2 of page seven the following:

"or (y) a Person with an Ownership Interest Percentage
as of the effective date of the Corporation's Chapter
11 Plan (such Person's "Effective Date Ownership
Percentage") of at least 4.5 percent, provided that (I)
the Ownership Interest Percentage of such Person
immediately after such Transfer will be no more than 10
percentage points greater than such Person's Effective
Date Ownership Percentage, (II) the total of the
Ownership Interest Percentages immediately after such
Transfer of all Persons having an Effective Date
Ownership Percentage of at least 4.5 percent will not
be more than 20 percentage points greater than the
total of such Person's Effective Date Ownership
Percentages, and provided further, that the Board of
Directors will not be required to approve such a
Transfer if the Board determines that there is a Person
who has not received any Stock pursuant to Sections 4.3
and 7.5 of the Chapter 11 Plan and who plans to
acquire Stock, directly or indirectly, such that its
Ownership Interest Percentage eventually will be more
than 30 percent"
------------------------------------------------------------------------------------------------------------------------

                         SUBSTANTIVE MODIFICATIONS TO EXHIBIT A-1 TO JOINT CHAPTER 11 PLAN
                                           (BYLAWS OF REORGANIZED LFC)
-----------------------------------------------------------------------------------------------------------------------------------
                    MODIFICATION                                                  REASONS FOR MODIFICATION
-----------------------------------------------------------------------------------------------------------------------------------
Article 11, Section 2 is amended to read in full as              o    to postpone the date on which an annual
follows:                                                              stockholders' meeting must be held pursuant to the
                                                                      request of the LFC Creditors' Committee
         "Section 2. Annual Meetings. Annual meetings
of stockholders, commencing with the year 1998 or the
first year following distribution of Common Stock
pursuant to the Corporation's Chapter 11 Plan,
whichever is later, shall be held to elect the Board of
Directors and transact such other business as may
properly be brought before the meeting."
-----------------------------------------------------------------------------------------------------------------------------------
Article III, Section 2 is amended by replacing the               o    to change the number of directors required for the
words "seven (7)" with the words "three (3)" and by                   Board of Directors in order to conform to
replacing the words "seventeen (17)" with the words                   Certificate of Incorporation
"eleven (11)"
-----------------------------------------------------------------------------------------------------------------------------------

                         SUBSTANTIVE MODIFICATIONS TO EXHIBIT B TO JOINT CHAPTER 11 PLAN
                                         (LFC LITIGATION TRUST AGREEMENT)
-----------------------------------------------------------------------------------------------------------------------------------
                          MODIFICATION                                         REASONS FOR MODIFICATION
-----------------------------------------------------------------------------------------------------------------------------------
The Preamble is amended by replacing the words                   o    to make LIS, LAS and Reorganized LIS parties to
"Debtor-in-possession ("LFC"), Reorganized Lomas                      the Agreement in order to better conform to the
Financial Corporation, a Delaware corporation                         Plan
("Reorganized LFC") and ______" with the words "a Debtor
and a Debtor-in-possession ("LFC"), Lomas Information            o    numerous minor changes will made to accommodate
Systems, Inc., a Nevada corporation and a Debtor and a                this concept
Debtor-in-possession ("LIS"), Lomas Administrative
Services, Inc., a Nevada corporation and a Debtor and a
Debtor-in-possession ("LAS"), Siena Holdings, Inc., a
Delaware corporation ("Reorganized LFC"), Siena
Information Services, Inc., a Nevada corporation
("Reorganized LIS"), and Henry L. Goodman, Esq."

Paragraph C of the Recitals is amended to read in its
entirety as follows:
-----------------------------------------------------------------------------------------------------------------------------------
"C. The Plan provides that effective on the Effective            o    to conform to same change in the Plan and to
Date, each of LFC, LIS and LAS shall be deemed to have                reflect election of LFC Creditors' Committee to
transferred and assigned to the Trust governed by this                change the amount of Expense Fund
Agreement any and all claims, rights, or causes of
action that constitute property of any of the Estates
or of the Debtors, whether arising under the Bankruptcy
Code or under nonbankruptcy law, (including all books,
records, privileges and defenses relating thereto)
including, without limitation, all rights of setoff and
rights under Section 502(d) of the Bankruptcy Code and
all avoiding power actions, including, without
limitation, under sections 544, 545, 547, 548, 549, 550
and 553 of the Bankruptcy Code or under applicable
nonbankruptcy law as applied through section 544(b) of
the Bankruptcy Code, other than Intercompany Claims and
other than any asset or interest owned or held by any
of the Debtors as reflected in its Confirmation Date
balance sheet and otherwise reflected in LFC's
financial statements and accompanying notes, such as
notes, debentures, nursing home contracts, other
contracts, excess benefit plan assets, MSP/rabbi trust
fund assets, stocks or other securities or partnership
interests. Notwithstanding the foregoing, the Plan
further provides, the Debtors shall retain their rights
of setoff of their rights under Section 502(d) of the
Bankruptcy Code to the extent necessary to defend
against a Claim by any person against whom claims,
rights or causes of action are assigned to the LFC
Litigation Trust pursuant to the preceding sentence. In
addition, the Plan provides that on or as soon as
practicable after the Effective Date, Reorganized LFC
shall transfer to the Trust $2 million or such other
amount as the LFC Creditors' Committee shall have
specified in writing to LFC and the Bankruptcy Court at
least three (3) Business Days prior to the commencement
of the Confirmation Hearing to fund the administration
of the Trust. On August 23, 1996, the LFC Creditors'
Committee specified $4,000,000 as such other amount."


-----------------------------------------------------------------------------------------------------------------------------------
Section 1.2 is amended:                                          o    to provide definition related to change to Section
                                                                      5.2(c) requested by LFC Creditors' Committee in
"(i) by adding the following definitions, (a)                          the case of (i), to reflect request of LFC
'ADMINISTRATIVE BENEFICIARY' means Reorganized LFC who                Creditors' Committee in the cases of (ii), (iv) and
will receive and distribute all Net Proceeds to                       (v), to reflect the fact that each of the Debtors
Reorganized LFC, Reorganized LIS and LAS, as the case                 will assign assets to the Trust in the case of
may be, for the benefit of the creditors of the                       (iii)(a) and to conform to same change in the Plan
appropriate Debtor pursuant to the terms of this                      in the case of (iii)(b)
Agreement and of the Plan." and (b) "'BENEFICIARIES'
means Reorganized LFC, Reorganized LIS and LAS as
trustees for the benefit of certain the creditors of
the Debtors, as defined more fully pursuant to the
terms of this Agreement and of the Plan."

(ii) by replacing in the definition of "EXPENSE FUND" the words "2 million" with the number "4,000,000"

(iii) by replacing in the definition of "INITIAL TRUST
ASSETS" (a) the words "the Estate" with the words "each of the Estates" and the word "LFC" with the words "the
Debtors" both on line 2, (b) the words "Intercompany
Claim" at the end of the definition of Initial Trust
Assets with the following:

     "(i) Intercompany Claims, (ii) any asset or interest owned or held by any of the Debtors as reflected in its Confirmation Date balance sheet and otherwise reflected in LFC's financial statements and accompanying notes, such as notes, debentures, nursing home contracts, other contracts, excess benefit plan assets, MSP/rabbi trust fund assets, stocks or other securities or partnership interests and (iii) the Debtors' rights of setoff and rights under Section 502(d) of the Bankruptcy Code to the extent necessary to defend against a Claim by any person against whom claims, rights or causes of action are assigned to the LFC Litigation Trust."

(c) by inserting after the word "actions" on line 5 the words ", including, without limitation," and

(iv) by moving the definition of "TRUSTEE" to the end
of the Section
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Section 2.1 is amended to read in full as follows:               o    to account for the fact only $2,500,000 of the
                                                                      Expense Fund will be funded on the Effective Date
         "Section 2.1 Declaration of Trust. Pursuant
to the Plan, on the Effective Date, each of the Debtors
transferred the Initial Trust Assets (other than
$1,500,000 of the Expense Fund) to the Trustee, in
trust, according to the terms of this Agreement for the
benefit of Reorganized LFC as trustee for the benefit
of certain of the creditors of the Debtors Pursuant to
the terms of this Agreement and of the Plan. The
remaining $1,500,000 of the Expense Fund will be
transferred by Reorganized LFC to the Trustee, in trust
as aforesaid, when such funds available after a working
capital reserve at the level required by the Plan has
been initially funded. Without further notice or order,
the LFC Litigation Trust may transfer some or all of
the Expense Fund to any trust created pursuant to
paragraph 21 of the Order, if consistent with the
settlement of the Intercompany Claims."
-----------------------------------------------------------------------------------------------------------------------------------
Section 4.1 is amended (i) by inserting a "," after the          o    to correct a typographical error in the cases of
word "including" and the word "limitation" on line 3,                 (i) and (ii) and to reflect request of the LFC
(ii) by deleting the "," after the word "taxes" on line               Creditors' Committee in the case of (iii)
10 and (iii) by replacing the words "2 million" with
the number "4,000,000"
-----------------------------------------------------------------------------------------------------------------------------------
Section 5.2 is amended (i) by inserting in subsection            o    to reflect request of LFC Creditors' Committee to
(c) after the word "LFC" on line 4 a "," and after the                clarify that Trustee may retain counsel for
words "other persons" on line 5 the following                         Reorganized Debtors and/or LFC Creditors'
parenthetical:                                                        Committee in the case of (i), to reflect request
                                                                      of LFC Creditors' Committee in the case of (ii),
"(which counsel, accountants, experts, advisors or                    to correct a typographical error in the cases of
other persons may serve in the future, serve at present               (iii) and (v) and to add foreign laws in the cases
or have served in the past in such capacity or a                      of (iv) and (vi))
similar capacity for Reorganized LFC, Reorganized LIS,
LAS or the LFC Creditors' Committee)",

(ii) by inserting in subsection (d) after the word
"name" on line 2 with the words ", as Trustee for the Trust"

(iii) by inserting in subsection (e) a "," after the word "discretion"

(iv) by replacing in subsection (f) the words "federal and state" on line 2 with the words "federal, state and foreign" and

(v) by deleting in subsection (h) the "," after the words "permitted" on line 1 and "agreement" on line 2

(vi) by replacing in subsection (i) the words "federal,
state and local" on line 1, on line 2 and on line 3
with the words "federal, state, local or foreign"
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Section 6.1 is amended (i) by replacing the words on             o    to reflect request of LFC Creditors' Committee
lines 4-6:                                                            that Trustee be relieved of liability for
                                                                      negligence, which will facilitate the Trustee's
"No provision hereof shall be construed to relieve the                purchase of the liability insurance described in
Trustee from liability for his own grossly negligent                  Section 6.4
action, his own negligent failure to act or his own"
with the following:

"The Trustee shall not be liable under this Agreement other than for his proven"

and (ii) by deleting subsections (a)-(d)
-----------------------------------------------------------------------------------------------------------------------------------
Section 6.4 is amended by replacing the words "without              o    to reflect request of LFC Creditors' Committee
negligence or willful misconduct" on line 4 and adding
the words "other than as a result of proven willful
misconduct"
-----------------------------------------------------------------------------------------------------------------------------------
Section 7.1 is amended by replacing the first sentence              o    to finalize language as to how Trustee's
with the following:                                                      compensation will be determined

In lieu of commissions or other compensation fixed by
law for trustees, the Trustee shall receive as
compensation for services as Trustee hereunder, an
amount not to exceed 25% on the first $5,000 or less,
10% on any amount in excess of $5,000 but not in excess
of $50,000, 5% on any amount in excess of $50,000 but
not in excess of $1,000,000, 3% of monies in excess of
$1,000,000 but not in excess of $10,000,000, and
reasonable compensation not to exceed 2% of monies in
excess of $10,000,000, of all monies disbursed or
turned over in the case by the Trustee to the LFC
Creditors' Trust.
-----------------------------------------------------------------------------------------------------------------------------------
Section 8.2 is amended to add at the end thereof the                o    to reflect request of LFC Creditors' Committee
following sentence:

"The Trustee shall be entitled to compensation in
accordance with Section 7.1 in respect of amounts
received by Trustee on all claims for which actions or
proceedings have been instituted prior to Trustee's
termination."
-----------------------------------------------------------------------------------------------------------------------------------

                                  EXHIBIT B

                    IN THE UNITED STATES BANKRUPTCY COURT

                         FOR THE DISTRICT OF DELAWARE


--------------------------------------
IN RE:                               )
                                              CHAPTER 11
LOMAS FINANCIAL CORPORATION,         )
LOMAS INFORMATION SYSTEMS, INC.               CASE NOS. 95-1235, 95-1237
AND LOMAS ADMINISTRATIVE             )              AND 95-1238 (PJW)
SERVICES, INC.,
                                     )
                  DEBTORS.                     (JOINTLY ADMINISTERED)
                                     )
--------------------------------------

                    NOTICE OF ENTRY OF CONFIRMATION ORDER

        PLEASE TAKE NOTICE that in the Chapter 11 bankruptcy case of Lomas Financial Corporation, Lomas Information Systems, Inc. and Lomas Administrative Services, Inc. (collectively the "Debtors"), an order (the "Confirmation Order") confirming the Debtors' Second Amended Chapter 11 Plan dated July 3, 1996 (as modified by the Modifications to Debtors' Second Amended Chapter 11 Plan attached to the Confirmation Order as Exhibit A thereto) (the "Plan"), was signed by the Honorable Peter J. Walsh, United States Bankruptcy Judge, on the 4th day of October, 1996 (the "Confirmation Date"), and was duly entered thereafter on the docket for this case in the Office of the Clerk of the United States Court for the District of Delaware (the "Bankruptcy Court").

        PLEASE TAKE FURTHER NOTICE that the Confirmation Order is available for inspection in the office of the Clerk of the Bankruptcy Court at the United States Bankruptcy Court, 6th Floor, Marine Midland Plaza, 824 Market Street, Wilmington, Delaware 19801.

        PLEASE TAKE FURTHER NOTICE that any unexpired lease or executory contract of any of the Debtors which as of the Confirmation Date has not been assumed or been the subject of a pending motion to assume, is deemed rejected pursuant to Section 365 of the Bankruptcy Code. All parties asserting a claim arising out of such rejection must file their claim with the Clerk of the United States Bankruptcy Court at the above address on or before December 16, 1996 or such claim shall be forever barred.

        PLEASE TAKE FURTHER NOTICE that any person seeking an allowance of final compensation or reimbursement of expenses for professional services rendered in relation to this Chapter 11 Case, pursuant to Sections 327, 328, 330, 331, 502(b) or 1103 of the Bankruptcy Code, shall file with the Bankruptcy Court an application for allowance of final compensation for services rendered and reimbursement of related expenses and serve the same on (a) counsel of record for the Debtors, James L. Patton, Esq., young, Conaway, Stargatt & Taylor, 11th Floor, Rodney Square North, P. O. Box 391, Wilmington, Delaware 19801-0391 and Robert J. Levine, Esq., Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017; (b) counsel of record for the





                                                              EXHIBIT B--NOTICE

Statutory Creditors' Committee of Lomas Mortgage USA, Inc., Neil B. Glassman, Esq. Bayard Handelman & Murdoch, P.A., 902 Market Street, 13th Floor, P.O. Box 25130, Wilmington, Delaware 19899 and Martin J. Bienenstock, Esq., Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, New York 10153, (c) counsel of record to the Statutory Creditors' Committee of Lomas Financial Corporation, Hugh M. Ray, Esq., Andrews & Kurth LLP, 600 Travis Street, 4200 Texas Commerce Tower, Houston, Texas 77002, Peter S. Goodman, Esq., Andrews & Kurth, L.L.P., 425 Lexington Avenue, New York, New York 10017, and Jeffrey C. Wisler, Esq., Williams, Hershman & Wisler, P.A., Suite 600, One Commerce Center, Twelfth and Orange Streets, P.O. Box 511, Wilmington, Delaware 19899-0611, and (d) John McLaughlin, Esq., Office of the United States Trustee for the District of Delaware, 601 Walnut Street, Curtis Center, Suite 905-W, Philadelphia, Pennsylvania 19106, by 4:30 p.m. Eastern Daylight Time no later than forty (40) days after being served with notice that the Effective Date of the Debtors' Chapter 11 Plan has occurred, which notice shall be served within five (5) days after the occurrence of such Effective Date. Any such claim that is not filed within this time deadline shall be forever barred.


Dated:  Wilmington, Delaware
        October 4, 1996


                                        YOUNG, CONAWAY, STARGATT & TAYLOR



                                        ------------------------------------
                                        James L. Patton, Jr. (No. 2202)
                                        Robert S. Brady (No. 2847)
                                        Brendan Linehan Shannon (No. 3136)
                                        11th Floor, Rodney Square North
                                        P.O. Box 391
                                        Wilmington, Delaware 19899-0391
                                        (302) 571-6600

                                                     -and-

                                        DAVIS POLK & WARDWELL
                                        Robert J. Levine
                                        Laureen F. Bedell
                                        Richard C. Potok
                                        450 Lexington Avenue
                                        New York, New York 10017
                                        (212) 450-4000

                                        Co-Counsel to Debtors and
                                        Debtors-in-Possession




                                       2